VALIC COMPANY II

Supplement to the Prospectus dated January 1, 2012

Small Cap Value Fund. At a meeting held on October 29, 2012, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved the termination of SunAmerica Asset Management Corp. (“SAAMCo”) as one of the three co-sub-advisers responsible for managing a portion of the Small Cap Value Fund (the “Fund”), effective mid-December 2012 to mid-January 2013. J.P. Morgan Investment Management, Inc. (“JPMIM”) and Metropolitan West Capital Management, LLC (“MetWest”) also serve as co-sub-advisers to the Fund. The portion of the Fund’s net assets currently managed by SAAMCo will be transitioned to JPMIM and MetWest, each of which will continue to serve as co-sub-advisers to the Fund. Effective mid-December 2012 to mid-January 2013, JPMIM will manage approximately 60% of the Fund’s assets and MetWest will manage approximately 40% of the Fund’s assets.

The “Investment Adviser” section of the Fund Summary is amended to delete SAAMCo as a sub-adviser and Dan Lew as portfolio manager of the Fund.

The “Management — Investment Sub-Advisers” section is amended to delete any references to SAAMCo serving as sub-adviser and to Dan Lew as portfolio manager of the Fund.

Date: December 3, 2012

VALIC COMPANY II

Supplement to the Statement of Additional Information dated January 1, 2012

Effective mid-December 2012 to mid-January 2013, under the heading PORTFOLIO MANAGERS, under the section Other Accounts the chart is revised, for the Small Cap Value Fund, to remove all reference to portfolio manager, Dan Lew, and SunAmerica Asset Management Corp.

Date:    December 3, 2012